SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Cova Series Trust
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                        Blazzard, Grodd & Hasenauer, P.C.
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________



                                COVA SERIES TRUST
                           ONE TOWER LANE, SUITE 3000
                      OAKBROOK TERRACE, ILLINOIS 60181-4644
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 23, 1999

TO THE SHAREHOLDERS OF COVA SERIES TRUST:

Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of Cova Series Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644 on Thursday, December 23, 1999, at 10:00 a.m., local time, for the following purposes:

1. To approve or disapprove a New Investment Advisory Agreement between Cova Investment Advisory Corporation and Cova Series Trust, such New Investment Advisory Agreement to contain the same terms and conditions as the current Investment Advisory Agreement except for the dates of execution, effectiveness and termination.

2. To approve or disapprove a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and J.P. Morgan Investment Management Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

3. To approve or disapprove a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Lord, Abbett & Co., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

4. To approve or disapprove a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Mississippi Valley Advisors Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

5. To approve or disapprove a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Riggs Bank N.A., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on November 15, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

Please refer to the accompanying Proxy Statement for more information about the proposals to be considered and acted upon at the Meeting. As a contract owner, you are entitled to instruct us how to vote the shares of the Trust funding your contract. Your voting instructions are very important, regardless of the number of Trust shares attributed to your contract. Please complete, date, sign and return the enclosed Voting Instructions Form today in the enclosed postage-paid envelope. If you sign, date and return the Form, but give no voting instructions, your shares will be voted in favor of all proposals noticed above.

                                                        By Order of the
                                                        Board of Trustees



                                                        Bernard J. Spaulding
                                                        Secretary
November 29, 1999







COVA SERIES TRUST
One Tower Lane, Suite 3000
Oakbrook Terrace, Illinois 60181-4644
(800) 831-5433

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 23, 1999

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of Cova Series Trust (the "Trust"), a Massachusetts business trust, of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, on Thursday, December 23, 1999 at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is November 30, 1999.

The Board has fixed the close of business on November 15, 1999, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

The Trust is comprised of 15 operational Portfolios. Shares of each Portfolio currently are offered to insurance company separate accounts to serve as an investment medium for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Cova Financial Services Life Insurance Company and its affiliated insurance companies. In accordance with interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), each insurance company ("Participating Insurance Company") issuing a Variable Contract funded by a separate account registered with the Securities and Exchange Commission ("Commission") as a unit investment trust, for which the Trust serves as an investment medium, is required to request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and to furnish a copy of this Proxy Statement to Variable Contract Owners. Further, each such Participating Insurance Company will vote Shares held by the separate accounts in proportion to the instructions received from Variable Contract Owners. Each Participating Insurance Company is also required to vote Shares of the Portfolio held in each registered separate account for which it has not received signed instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by a Participating Insurance Company in its general account, if any, will be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's registered separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Portfolios and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. In connection with the solicitation of such instructions from Variable Contract Owners, the Participating Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners. The Participating Insurance Companies have fixed the close of business on December 17, 1999, as the last day on which voting instructions will be accepted. Voting instructions may be revoked at any time prior to the close of business on December 17, 1999, by executing and delivering later-dated signed voting instructions to your insurance company. In addition to the solicitation of voting instructions by mail, voting instructions may be solicited by officers and employees of the Trust or Participating Insurance Companies or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of voting instructions will be borne by Metropolitan Life Insurance Company and/or Cova Financial Services Life Insurance Company (and/or one of its affiliates).


VOTING
Shares which represent interests in a particular Portfolio of the Trust vote separately on those matters which pertain only to that Portfolio. These matters are Proposals 1 through 5 and, as appropriate, any other business which may properly come before the Meeting. With respect to such matters, a vote of all Shareholders of the Trust may not be binding on a Portfolio whose Shareholders have not approved such matter. The voting requirement for approval of each proposal requires a vote of the "majority of the outstanding voting securities" of a Portfolio, which means the lesser of: (i) 67% or more of the voting Shares of each Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting Shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting Shares of the Portfolio.

A Sub-Advisory Agreement must be approved separately by each Portfolio to which the Sub-Advisory Agreement pertains. Approval of each Sub-Advisory Agreement is contingent upon approval of the New Investment Advisory Agreement (as defined below) by the shareholders of the pertinent Portfolio. If the New Investment Advisory Agreement is approved and the New Sub-Advisory Agreements are each approved by a majority vote of the outstanding Shares of the applicable Portfolio, the New Sub-Advisory Agreements will take effect concurrently with the New Investment Advisory Agreement. If the shareholders of a Portfolio should fail to approve either the New Investment Advisory Agreement or the New Sub-Advisory Agreement, the Board shall meet to consider appropriate action. If the shareholders of a Portfolio should fail to approve a New Sub-Advisory Agreement that pertains to more than one Portfolio, the Sub-Adviser may serve under the Sub-Advisory Agreement with respect to any Portfolio whose shareholders have approved the Sub-Advisory Agreement. In such event, the Board shall meet to consider appropriate action.

In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders based on a consideration of all relevant factors including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on a proposal in this Proxy Statement for the Trust prior to any adjournment if sufficient votes have been received for approval of that proposal.

The presence in person or by proxy of the holders of a majority of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Trust were Participating Insurance Companies. Since Participating Insurance Companies are the legal owners of the Shares, attendance by the Participating Insurance Companies at the meeting will constitute a quorum under the Trust's Declaration of Trust. Shares beneficially held by Variable Contract Owners will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

The Trust knows of no items of business other than those described in Proposals 1 through 5 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.


PROXY SUMMARY TABLE
The Proposals are to be voted upon by Shareholders of the Portfolios as follows:

                                      PORTFOLIO TO WHICH
PROPOSALS                             EACH PROPOSAL APPLIES
-------------                        --------------------------

1. To approve or disapprove a New           All Portfolios
Investment Advisory Agreement between
Cova Investment Advisory Corporation
and Cova Series Trust

2. To approve or disapprove a New Sub-      Quality Bond Portfolio
Advisory Agreement among Cova               Small Cap Stock Portfolio
Investment Advisory Corporation, Cova       Large Cap Stock Portfolio
Series Trust and J.P. Morgan Investment     Select Equity Portfolio
Management Inc.                             International Equity Portfolio

3. To approve or disapprove a New Sub-      Bond Debenture Portfolio
Advisory Agreement among Cova               Mid-Cap Value Portfolio
Investment Advisory Corporation, Cova       Large Cap Research Portfolio
Series Trust and Lord, Abbett & Co.         Developing Growth Portfolio
                                            Lord Abbett Growth and
                                            Income Portfolio

                                      PORTFOLIO TO WHICH
PROPOSALS                             EACH PROPOSAL APPLIES
-------------                        --------------------------

4. To approve or disapprove a New Sub-
Advisory  Agreement                         Balanced  Portfolio
among Cova Equity Income Portfolio
Investment Advisory Corporation,
Cova Growth & Income Equity Series
Trust and Mississippi Valley Portfolio
 Advisors Inc.

5. To approve or disapprove a New Sub-      Riggs Stock Portfolio
Advisory Agreement among Cova               Riggs U.S. Government
Investment Advisory Corporation,            Securities Portfolio
Cova Series Trust and Riggs Bank N.A.

Cova Investment Advisory Corporation ("Cova Advisory"), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, is the Trust's investment adviser. The Trust, the assets of which totaled approximately $1.8 billion as of September 30, 1999, is the sole entity for which Cova Advisory acts as investment adviser. See Appendix B for a list of the directors and principal executive officers of Cova Advisory. Cova Advisory is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation. Cova Corporation is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a Missouri stock life insurance company wholly-owned by GenAmerica Corporation ("GAC").

On August  10,  1999  following  a request  by General  American,  the  Missouri
Department of Insurance (the "Department") placed General American under administrative supervision. The immediate cause of the supervision order was General American's inability to satisfy approximately $4 billion in surrenders by the holders of certain funding agreements. The effect of administrative supervision is that General American began to operate under the Department's supervision in order to preserve General American's assets against large immediate cash demands and to protect the interests of General American's approximately 300,000 policyholders.

In response to this liquidity issue, the Department worked closely with General American to explore possible solutions. A reorganization plan (the "Reorganization Plan") was developed, involving the sale by General American Mutual Holding Company ("GAMHC") of all of the outstanding common stock of its direct wholly owned subsidiary GAC (and, accordingly, indirect ownership and control of all of GAC's subsidiaries) to Metropolitan Life Insurance Company ("MetLife") (the "Transaction"), pursuant to the stock purchase agreement dated as of August 26, 1999, as modified or amended from time to time (the "Stock Purchase Agreement"). The Transaction is expected to occur during December 1999 or during the first quarter of 2000.

Cova Advisory currently anticipates no changes in the personnel responsible for, nor in the management of, the Trust as a result of the Reorganization Plan.



PROPOSAL NO.1


APPROVAL OR DISAPPROVAL OF
INVESTMENT ADVISORY AGREEMENT
Under Proposal No. 1, each Portfolio's shareholders, voting separately, are being asked to approve or disapprove for the Portfolio a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and Cova Advisory. The Board is seeking approval of the New Investment Advisory Agreement to permit each Portfolio's management to continue providing uninterrupted service to the Portfolio after the Transaction. This is necessary because the current investment advisory agreement dated April 1, 1996, as amended (the "Current Advisory Agreement"), may terminate automatically as a result of the Transaction.

The Transaction between GAMHC and MetLife is scheduled to close during December 1999 or during the first quarter of 2000. Cova Advisory's change in ownership resulting from this transaction may be deemed to be an assignment of the Current Investment Advisory Agreement within the meaning of the 1940 Act. And, in the event of an assignment, the Current Investment Advisory Agreement terminates automatically. Accordingly, the New Investment Advisory Agreement between the Trust and Cova Advisory, on behalf of the Portfolios, is proposed for approval by each Portfolio's shareholders to replace the Current Investment Advisory Agreement. A form of the New Investment Advisory Agreement is attached as Annex A to this Proxy Statement. The New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement in all material provisions, including the advisory fees payable to, and the duties and responsibilities of, Cova Advisory.


Exemptive Order
Cova  Advisory  has  applied  for an  exemptive  order  (the  "Order")  from the
Commission permitting the implementation of the New Investment Advisory Agreement without prior shareholder approval. The Order would cover an interim period of up to 150 days, commencing on the later of (1) the date the Transaction occurs or (2) the date the Commission issues the Order, and continuing through the date a Portfolio's shareholders approve or disapprove the New Investment Advisory Agreement (but in any event not later than 150 days from the issuance of the Order (the "Period")).

If the Order is issued and any advisory fees become payable to Cova Advisory under the New Investment Advisory Agreement during the Period, such fees will be paid into an interest-bearing escrow account maintained pursuant to the Order. The amount in the escrow account (including any interest earned) will be paid:
(1) to Cova Advisory if a Portfolio's shareholders approve the New Investment Advisory Agreement by the end of the Period; or (2) except for an amount equal to the actual out-of-pocket costs to Cova Advisory for providing advisory services to that Portfolio during the Period (which amount will be paid to Cova Advisory), to the Portfolio if the Portfolio's shareholders do not approve the New Investment Advisory Agreement by the end of the Period. Before any such payment is made, the Board will be notified.

Cova Advisory has agreed to take all appropriate steps to ensure that the scope and quality of investment advisory services provided during the Period will be at least equivalent, in the judgment of the Board, to the scope and quality of services Cova Advisory provides under the Current Investment Advisory Agreement.

Representatives of Cova Advisory have advised the Trust's Board that currently no change is expected in investment advisory or other personnel in connection with the Transaction and that it is currently anticipated that the same persons responsible for management of the Portfolios under the Current Investment Advisory Agreement will continue to be responsible under the New Investment Advisory Agreement. Cova Advisory does not anticipate either that the Transaction will cause any reduction in its resources or the quality of services now provided to the Portfolios or that it will have any adverse effect on Cova Advisory's ability to fulfill its obligations to the Portfolios.

The Current Investment Advisory Agreement was approved by shareholders of the Trust at a Special Meeting of Shareholders held on February 9, 1996. An Amendment to the Current Investment Advisory Agreement providing for the addition of eight new Portfolios to the Agreement was approved by the Board of Trustees of the Trust on April 22, 1997 and by Cova Financial Services Life Insurance Company, as sole shareholder of the eight new Portfolios, on April 28, 1997. An Amendment to the Current Advisory Agreement providing for the addition of the Riggs Stock and Riggs U.S. Government Securities Portfolios was approved by the Board of Trustees of the Trust on May 20, 1999 and by Cova Financial Services Life Insurance Company, as sole shareholder of the two Portfolios, on August 7, 1999.

The Board, including the Trustees who were not parties to the Current Investment Advisory Agreement or "interested persons" of any such party (the "Independent Trustees"), last approved the continuation of the Current Investment Advisory Agreement at the Board meeting held on March 5, 1999.

At the November 12, 1999 Board meeting, the Board, including the Independent Trustees, unanimously approved the New Investment Advisory Agreement. Further, the Board, including the Independent Trustees, unanimously approved the submission of the New Investment Advisory Agreement for approval by the shareholders of each Portfolio. Only shareholders of a Portfolio vote to approve the New Investment Advisory Agreement for that Portfolio.

If a Portfolio's shareholders approve the New Investment Advisory Agreement, it will take effect on the later of the date the Transaction closes or the date on which the shareholders of that Portfolio approve the New Investment Advisory Agreement. The New Investment Advisory Agreement will have an initial term of two years and, thereafter, will continue in effect from year to year, with respect to each Portfolio, provided that each such continuance is approved annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the particular Portfolio and, in either case, (2) by a majority of the Independent Trustees.


Provisions of the New Investment Advisory Agreement
The provisions of the New Investment Advisory Agreement are the same in all material respects as those of the Current Investment Advisory Agreement. The New Investment Advisory Agreement requires Cova Advisory to act as the investment adviser to the Trust and, subject to the supervision of the Board, to provide general, overall advice and guidance with respect to each Portfolio and provide advice and guidance to the Trustees. The Agreement also requires that Cova Advisory oversee the management of the investments of each Portfolio and the composition of each Portfolio's securities and investments, including cash, and the purchase, retention and disposition of such securities and cash, all in accordance with each Portfolio's investment objectives and policies as stated in the Trust's current registration statement. Additionally, Cova Advisory has agreed to select and recommend for consideration by the Board investment advisory firms to provide investment advice to one or more of the Portfolios, and, at the expense of Cova Advisory, to engage such investment advisory firms (the "Sub-Advisers") to render investment advice and management of the investments of such Portfolios. Under the New Investment Advisory Agreement, all services provided by Cova Advisory would continue.

Pursuant to the Current Investment Advisory Agreement, neither Cova Advisory nor its officers, directors, or employees shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with any act or omission connected with or arising out of any services rendered under the Current Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Cova Advisory's duties, or by reason of reckless disregard of Cova Advisory's obligations and duties under the Current Investment Advisory Agreement. Under the New Investment Advisory Agreement, the same standards will be imposed on Cova Advisory.

The Current Investment Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by Cova Advisory or by the Board of Trustees, or by a vote of a majority of the outstanding voting shares of each Portfolio. Additionally, the Current Investment Advisory Agreement automatically and immediately terminates in the event of its assignment.

As compensation for the actions of Cova Advisory, under the Current Investment Advisory Agreement, the Trust pays Cova Advisory a fee at an annual rate equal to a percentage of the average daily net assets of each Portfolio, which fee is computed and accrued daily and paid monthly. The fee rates are shown in Appendix A.

Under the New Investment Advisory Agreement, the schedule of compensation payable to Cova Advisory will not change. For the year ended December 31, 1998, the Trust paid Cova Advisory, pursuant to the scheduled compensation described in Appendix A, the following fee amounts:

PORTFOLIO                        ADVISORY FEE
-------------------------        ----------------

Quality Bond Portfolio              $165,294

Small Cap Stock Portfolio           $596,903

Large Cap Stock Portfolio           $402,802

Select Equity Portfolio           $1,023,054

International Equity Portfolio      $717,933

Bond Debenture Portfolio            $647,086

Mid-Cap Value Portfolio              $92,358

Large Cap Research Portfolio         $61,036

Developing Growth Portfolio          $67,992

Balanced Portfolio                   $27,149

Equity Income Portfolio              $30,163

Growth & Income Equity Portfolio     $53,799

Cova Advisory received no advisory fee with respect to the Lord Abbett Growth and Income Portfolio, Riggs Stock Portfolio and Riggs U.S. Government Securities Portfolio through December 31, 1998 in that these Portfolios had not yet commenced investment operations as of that date.

Since May 1, 1996, Cova has been reimbursing the Portfolios of the Trust for all operating expenses (exclusive of the management fees) in excess of approximately
 .10%. This reimbursement  arrangement for the Select Equity, Small Cap Stock and
International  Equity  Portfolios  was  discontinued   effective  May  1,  1999.
Effective May 1, 1999, Cova reimburses the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios for all operating expenses (exclusive of the management fees) in excess of approximately .30% (instead of .10% as had been the case prior to May 1, 1999). Riggs Bank N.A. reimburses the Trust for all operating expenses of the Riggs Stock Portfolio and the Riggs U.S. Government
Securities   Portfolio   (exclusive  of  the  management   fees)  in  excess  of
approximately .10% per Portfolio.

BOARD OF TRUSTEES' EVALUATION. The Board, including the Independent Trustees, has determined that, by approving the New Investment Advisory Agreement on behalf of the Trust, the Trust can best assure itself that the services currently provided by Cova Advisory will continue after the Transaction without interruption. The Board has determined that, as with the Current Investment Advisory Agreement, the New Investment Advisory Agreement will enable the Trust to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders.

In evaluating the New Investment Advisory Agreement, the Board took into account that, except for the dates of execution, effectiveness and termination, there are no differences between the terms and conditions of the Trust's Current Investment Advisory Agreement and the New Investment Advisory Agreement, including the terms relating to the services to be provided thereunder by Cova Advisory and the fees and expenses payable by the Trust.

In evaluating the terms of the New Investment Advisory Agreement, the Board also considered the possible effects of the Transaction upon the Trust and Cova
Advisory's organization and upon the ability of Cova Advisory to provide an appropriate range of management and administration services, the performance record of Cova Advisory, the financial condition of Cova Advisory, and the anticipated working relationship between Cova Advisory and MetLife. The Trustees also considered the financial resources and business reputation of MetLife. The Trustees were informed by personnel of Cova Advisory that management currently anticipated no changes in the day to day management of the Trust after the closing of the Transaction. In light of the circumstances, the Trustees concluded that the terms of the New Investment Advisory Agreement are fair and reasonable.


Vote Required
Shareholders of each Portfolio must separately approve the applicable New Investment Advisory Agreement for that Portfolio. Approval of Proposal No. 1 by a Portfolio requires an affirmative vote of the lesser of: (i) 67% or more of the voting Shares of each Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting Shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting Shares of the Portfolio.

Accordingly,   the  Board  of  Trustees,  including  the  Independent  Trustees, recommends approval of the New Investment Advisory Agreement between the Trust and Cova Advisory.



PROPOSALS 2, 3, 4 and 5


APPROVAL OF NEW SUB-ADVISORY AGREEMENTS
As stated above, the Transaction will result in a change of control of Cova Advisory and may operate to terminate automatically the Sub-Advisory Agreements currently applicable (collectively, the "Current Sub-Advisory Agreements"). In order for the management of each Portfolio to continue uninterrupted after the Transaction, shareholder approval of "New Sub-Advisory Agreements" is being sought.

Each of the Current Sub-Advisory Agreements requires the Sub-Adviser to provide, subject to supervision of the Board and Cova Advisory, a continuous investment program for the Portfolio and to determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the Portfolio. Generally, the Current Sub-Advisory Agreements state that the Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased and sold for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, all in accordance with the Portfolio's investment objectives and policies. Under the New Sub-Advisory Agreements, all services and responsibilities of the Sub-Advisers would continue.

Pursuant to each of the Current Sub-Advisory Agreements, a Sub-Adviser is not subject to liability for, or subject to any damages, expenses, or losses in connection with, any error of judgment or mistake of law, or for any loss suffered by the Trust, except for a loss from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. Under the New Sub-Advisory Agreements, the same responsibilities will be imposed on the Sub-Advisers.

Each of the Current Sub-Advisory Agreements provides that it will terminate automatically in the event of its "assignment," as that term is defined in the 1940 Act. In addition, each Current Sub-Advisory Agreement may be terminated by Cova Advisory or by the Sub-Adviser upon 60 days' written notice to the other parties, and by the Trust upon the vote of a majority of the Board or a majority of the outstanding Shares of the applicable Portfolio, upon 60 days' written notice to Cova Advisory and the Sub-Adviser.

For the services provided by the Sub-Advisers pursuant to each of the Current Sub-Advisory Agreements, Cova Advisory, and not the Trust, pays a fee at an annual rate equal to a percentage of the average daily net assets of each Portfolio. The fee rates are shown in Appendix C.

Under the New Sub-Advisory Agreements, the schedule of compensation payable to the Sub-Advisers will not change.

Fees paid by Cova Advisory to the Sub-Advisers for their services under the Current Sub-Advisory Agreements for the year ended December 31, 1998, were as follows:

PORTFOLIO                        SUB-ADVISORY FEE
-------------------------        -------------------

Quality Bond Portfolio                 $90,160

Small Cap Stock Portfolio             $421,343

Large Cap Stock Portfolio             $248,234

Select Equity Portfolio               $649,033

International Equity Portfolio        $495,276

Bond Debenture Portfolio              $431,390

Mid-Cap Value Portfolio                $69,289

Large Cap Research Portfolio           $45,795

Developing Growth Portfolio            $49,123

Balanced Portfolio                     $20,366

Equity Income Portfolio                $22,635

Growth & Income Equity Portfolio       $40,362

THE NEW SUB-ADVISORY AGREEMENTS. The New Sub-Advisory Agreements (as are the Current Sub-Advisory Agreements) will be among the Trust, Cova Advisory and each of the following:

SUB-ADVISER                           PORTFOLIOS
-----------------                    ------------------

J.P. Morgan Investment Management Inc.       Quality Bond Portfolio
                                             Small Cap Stock Portfolio
                                             Large Cap Stock Portfolio
                                             Select Equity Portfolio
                                             International Equity Portfolio

Lord, Abbett & Co.                           Bond Debenture Portfolio
                                             Mid-Cap Value Portfolio
                                             Large Cap Research Portfolio
                                             Developing Growth Portfolio
                                             Lord Abbett Growth and
                                             Income Portfolio

Mississippi Valley Advisors Inc.             Balanced Portfolio
                                             Equity Income Portfolio
                                             Growth & Income Equity
                                               Portfolio

Riggs Bank N.A.                              Riggs Stock Portfolio
                                             Riggs U.S. Government
                                               Securities Portfolio

At the November 12, 1999 meeting of the Board of Trustees, the Board, including the Independent Trustees, unanimously approved each of the New Sub-Advisory Agreements. Further, the Board, including the Independent Trustees, unanimously approved the submission of the New Sub-Advisory Agreements for approval by the shareholders of each Portfolio. The New Sub-Advisory Agreements are included as Annex B through Annex E.


Vote Required
The New Sub-Advisory Agreement for each Portfolio, as approved by the Board, is submitted for approval by the shareholders of the Portfolio to which the New Sub-Advisory Agreement applies. The New Sub-Advisory Agreements must be voted upon separately by the Portfolio to which a New Sub-Advisory Agreement pertains. If the New Sub-Advisory Agreement is approved by the vote of a majority of the outstanding Shares of the applicable Portfolio, it will take effect on the later of the date the Transaction closes or the date on which the shareholders of the Portfolio approve such Agreement. The New Sub-Advisory Agreement will continue in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. For this purpose, the vote of the holders of a majority of the Portfolio's outstanding Shares means the lesser of: (i) 67% or more of the voting Shares of each Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting Shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting Shares of the Portfolio. If the shareholders of a Portfolio should fail to approve the New Sub-Advisory Agreement that pertains to that Portfolio, the Sub-Adviser may continue to serve in that capacity with respect to any other Portfolio whose shareholders approve the New Sub-Advisory Agreement. In such an event, the Board shall meet to consider appropriate action.

The terms of each of the New Sub-Advisory Agreements are identical in all material respects, including the fees payable to the Sub-Advisers, to the terms of the Current Sub-Advisory Agreements.



PROPOSAL 2


APPROVAL OF SUB-ADVISORY AGREEMENT
WITH J.P. MORGAN INVESTMENT MANAGEMENT INC.

INFORMATION ABOUT J.P. MORGAN
INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. ("JPMIM"), 522 Fifth Avenue, New York, New York 10036, a Delaware corporation, and a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated, is the Sub-Adviser for the Quality Bond, International Equity, Select Equity, Large Cap Stock and Small Cap Stock Portfolios of the Trust. JPMIM manages the assets of these Portfolios pursuant to the Current Sub-Advisory Agreement dated April 1, 1996 between the Trust, Cova Advisory and JPMIM. This Agreement was most recently reapproved by the Board of Trustees, including a majority of the Independent Trustees, on March 5, 1999. Cova Financial Services Life Insurance Company, as sole shareholder of the Portfolios for which JPMIM acts as Sub-Adviser, initially approved the Current Sub-Advisory Agreement by way of corporate resolutions.

The New Sub-Advisory Agreement is included as Annex B. See Appendix D for a list of the directors and principal executive officers of JPMIM and a table setting forth the other investment companies with similar objectives to the Portfolios of the Trust advised or sub-advised by JPMIM, including the fees payable by such investment companies and their approximate net assets.


THE TRUSTEES' RECOMMENDATION - PROPOSAL 2
In determining whether to approve the New Sub-Advisory Agreement for the Portfolios sub-advised by JPMIM and to recommend approval to shareholders, the Board, including the Independent Trustees, considered various matters and materials provided by Cova Advisory and JPMIM. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by JPMIM for its sub-advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Sub-Advisory Agreement is the same as that under the Current Sub-Advisory Agreement; (2) the nature and the quality of the sub-advisory services rendered under the Current Sub-Advisory Agreement and expected to be rendered under the New Sub-Advisory Agreement; (3) the background and prior experience of JPMIM; and (4) the financial condition of JPMIM.

Accordingly,   the  Board  of  Trustees,  including  the  Independent  Trustees, recommends the approval of the New Sub-Advisory Agreement among the Trust, Cova Advisory and JPMIM.



PROPOSAL 3


APPROVAL OF SUB-ADVISORY AGREEMENT WITH LORD, ABBETT & CO.

INFORMATION ABOUT LORD, ABBETT & CO.
Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, has been an investment manager for over 68 years and currently manages approximately $25 billion in a family of mutual funds and other advisory accounts. Lord Abbett is the Sub-Adviser for the Bond Debenture, Mid-Cap Value, Large Cap Research, Developing Growth and Lord Abbett Growth and Income Portfolios. Lord Abbett manages the assets of these Portfolios pursuant to the Current Sub-Advisory Agreement effective April 1, 1996 between the Trust, Cova Advisory and Lord Abbett. This Agreement was most recently reapproved by the Board of Trustees, including a majority of the Independent Trustees, on March 5, 1999. Cova Financial Services Life Insurance Company, as sole shareholder of the Portfolios for which Lord Abbett acts as Sub-Adviser, initially approved the Current Sub-Advisory Agreement by way of corporate resolutions.

The New Sub-Advisory Agreement is included as Annex C. See Appendix E for a list of the partners and principal executive officers of Lord Abbett and a table setting forth the other investment companies with similar objectives to the Portfolios of the Trust advised or sub-advised by Lord Abbett, including the fees payable by such investment companies and their approximate net assets.


THE TRUSTEES' RECOMMENDATION - PROPOSAL 3
In determining whether to approve the New Sub-Advisory Agreement for the Portfolios sub-advised by Lord Abbett and to recommend approval to shareholders, the Board, including the Independent Trustees, considered various matters and materials provided by Cova Advisory and Lord Abbett. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Lord Abbett for its sub-advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Sub-Advisory Agreement is the same as that under the Current Sub-Advisory Agreement; (2) the nature and the quality of the sub-advisory services rendered under the Current Sub-Advisory Agreement and expected to be rendered under the New Sub-Advisory Agreement; (3) the background and prior experience of Lord Abbett and (4) the financial condition of Lord Abbett.

Accordingly,   the  Board  of  Trustees,  including  the  Independent  Trustees, recommends the approval of the New Sub-Advisory Agreement among the Trust, Cova Advisory and Lord Abbett.



PROPOSAL 4


APPROVAL OF SUB-ADVISORY AGREEMENT
WITH MISSISSIPPI VALLEY ADVISORS INC.

INFORMATION ABOUT MISSISSIPPI VALLEY ADVISORS INC.
Mississippi Valley Advisors Inc. ("MVA"), One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101, is the Sub-Adviser for the Balanced, Equity Income and Growth & Income Equity Portfolios. MVA is a wholly-owned indirect subsidiary of Firstar Corporation, a $74 billion bank holding company. As of December 31, 1998, MVA had approximately $9 billion in assets under investment management.

MVA manages the assets of the three Portfolios pursuant to the Current Sub-Advisory Agreement dated June 15, 1997 between the Trust, Cova Advisory and MVA. This Agreement was reapproved by the Board of Trustees, including a majority of the Independent Trustees, on March 5, 1999. Cova Financial Services Life Insurance Company, as sole shareholder of the Portfolios for which MVA acts as Sub-Adviser, initially approved the Current Sub-Advisory Agreement by way of corporate resolutions.

The New Sub-Advisory Agreement is included as Annex D. See Appendix F for a list of the directors and principal executive officers of MVA and a table setting forth the other investment companies with similar objectives to the Portfolios of the Trust advised or sub-advised by MVA, including the fees payable by such investment companies and their approximate net assets.


THE TRUSTEES' RECOMMENDATION - PROPOSAL 4
In determining whether to approve the New Sub-Advisory Agreement for the Portfolios sub-advised by MVA and to recommend approval to shareholders, the Board, including the Independent Trustees, considered various matters and materials provided by Cova Advisory and MVA. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by MVA for its sub- advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Sub-Advisory Agreement is the same as that under the Current Sub-Advisory Agreement; (2) the nature and the quality of the sub-advisory services rendered under the Current Sub-Advisory Agreement and expected to be rendered under the New Sub-Advisory Agreement; (3) the background and prior experience of MVA; and (4) the financial condition of MVA.

Accordingly,   the  Board  of  Trustees,  including  the  Independent  Trustees, recommends the approval of the New Sub-Advisory Agreement among the Trust, Cova Advisory and MVA.



PROPOSAL 5

APPROVAL OF SUB-ADVISORY AGREEMENT WITH RIGGS BANK N.A.

INFORMATION ABOUT RIGGS BANK N.A.
Riggs Bank N.A. ("Riggs"), 6805 Old Dominion Drive, McLean, VA 22101, is the Sub-Adviser for the Riggs Stock and Riggs U.S. Government Securities Portfolios. Riggs manages the assets of these Portfolios pursuant to the Current Sub-Advisory Agreement dated October 22, 1999 between the Trust, Cova Advisory and Riggs. This Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, on May 20, 1999. Cova Financial Services Life Insurance Company, as sole shareholder of the Portfolios for which Riggs acts as Sub-Adviser, initially approved the Current Sub-Advisory Agreement by way of corporate resolutions.

The New Sub-Advisory Agreement is included as Annex E. See Appendix G for a list of the directors and principal executive officers of Riggs and a table setting forth the other investment companies with similar objectives to the Portfolios of the Trust advised or sub-advised by Riggs, including the fees payable by such investment companies and their approximate net assets.


THE TRUSTEES' RECOMMENDATION - PROPOSAL 5
In determining whether to approve the New Sub-Advisory Agreement for the Portfolios sub-advised by Riggs and to recommend approval to shareholders, the Board, including the Independent Trustees, considered various matters and materials provided by Cova Advisory and Riggs. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Riggs for its sub-advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Sub-Advisory Agreement is the same as that under the Current Sub-Advisory Agreement; (2) the nature and the quality of the sub-advisory services rendered under the Current Sub-Advisory Agreement and expected to be rendered under the New Sub-Advisory Agreement; (3) the background and prior experience of Riggs; and (4) the financial condition of Riggs.

Accordingly,   the  Board  of  Trustees,  including  the  Independent  Trustees, recommends the approval of the New Sub-Advisory Agreement among the Trust, Cova Advisory and Riggs.



GENERAL INFORMATION


Other Matters to Come Before the Meeting
The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.


Section 15(f) of the 1940 Act
MetLife and GAMHC have agreed to use their best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three-year period immediately following the change of control, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.


Voting Rights
This Proxy Statement, and the accompanying solicitation of voting instructions, is being sent to Variable Contract Owners whose policies or contracts are funded by the separate accounts that invest in the Trust. The number of shares as to which voting instructions may be given under a policy or contract is determined by the number of full and fractional shares of each Portfolio held in a separate account with respect to that particular policy or contract.

Each Portfolio's shareholders of record (which are the insurance companies that invest in the shares) at the close of business on November 15, 1999 (the "Record Date") will be entitled to be present and vote at the Meeting with respect to shares of the Portfolio owned as of such Record Date. For each Portfolio, as of the Record Date, the total number of shares outstanding and entitled to vote was:

                                      NUMBER OF
PORTFOLIO                             OUTSTANDING SHARES
------------------                   -------------------------

Quality Bond Portfolio                     8,979,927.145

Small Cap Stock Portfolio                  6,330,714.100

Large Cap Stock Portfolio                 12,580,614.525

Select Equity Portfolio                   15,393,639.721

International Equity Portfolio             8,459,755.122

Bond Debenture Portfolio                  13,642,371.759

Mid-Cap Value Portfolio                    2,545,563.441

Large Cap Research Portfolio               2,265,585.122

Developing Growth Portfolio                2,122,662.221

Lord Abbett Growth and Income Portfolio   36,869,492.506

Balanced Portfolio                           663,540.760

Equity Income Portfolio                      472,749.194

                                      NUMBER OF
PORTFOLIO                             OUTSTANDING SHARES
------------------                   -------------------------

Growth & Income Equity Portfolio           1,063,023.991

Riggs Stock Portfolio                         11,941.757

Riggs U.S. Government
Securities Portfolio                          21,482.627


SHAREHOLDERS OF THE TRUST
To the knowledge of management of the Trust, as of November 15, 1999, no Trustee of the Trust owned 1% or more of the outstanding shares of any Portfolio, and the officers and Trustees of the Trust own, as a group, less than 1% of the shares of each Portfolio.


OFFICERS OF THE TRUST
The principal executive officers of the Trust and their ages and principal occupations for the past five years, unless otherwise noted, are set forth below. The executive officers of the Trust are elected annually and serve until their successors shall have been fully elected and qualified.

                                             Principal Occupation
                                             During Past Five Years
                                             (and Positions held with
                                             Affiliated Persons or
Name, Address      Position(s) Held          Principal Underwriters
and Age            with Registrant           of the Registrant)
---------------   -----------------          --------------------------

Lorry J. Stensrud  President and Chief       President of Cova Financial
One Tower Lane,    Executive Officer         Services Life Insurance
Suite 3000                                   Company ("Cova Life")
Oakbrook Terrace,                            since June, 1995; prior
IL 60181-4644                                thereto, Executive Vice
Age: 50                                      President of Cova Life;
                                             President and Director of
                                             Cova Advisory

William C. Mair    Vice President,           Vice President of Cova Life;
One Tower Lane,    Treasurer, Controller,    Vice President and
Suite 3000         Chief Financial Officer,  Director of Cova Advisory
Oakbrook Terrace,  Chief Accounting
IL 60181-4644      Officer and Trustee
Age: 58

Bernard J. Spaulding   Secretary             Senior Vice President and
One Tower Lane,                              General Counsel (since
Suite 3000                                   March, 1999) and Secretary
Oakbrook Terrace,                            (since July, 1999) of
IL 60181-4644                                Cova Life; General Counsel
Age: 56                                      and Secretary of Cova
                                             Advisory


Adjournment
In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or more proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the questions in person or by proxy at the session of the Meeting to be adjourned. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.



VOTING INSTRUCTIONS

Cova Life and affiliated insurance companies, through certain of their separate accounts, own all of the shares of each Portfolio and each has undertaken to vote its shares in accordance with voting instructions received on a timely basis from the holders of Variable Contract Owners who have allocated amounts to one or more of the separate account sub- accounts, that invest in each Portfolio. Voting Instruction Forms that are properly executed and returned but that have no voting designation with respect to a Proposal will be voted "For" the proposal.

Voting instructions may be revoked at any time prior to the close of business on December 17, 1999 (the deadline for timely receipt of voting instructions), by executing and delivering later-dated signed voting instructions to your insurance company.


Expenses
Cova Life, or an entity controlling, controlled by, or under common control with Cova Life or MetLife, will pay the Trust's expenses in connection with the notice, this Proxy Statement and the Meeting including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. Neither the Trust nor the Variable Contract Owners will bear any costs associated with the Meeting, any additional proxy solicitation or any adjourned session.


Service Providers
The Trust has no underwriter or distributor. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, is the Trust's custodian. IBT also provides fund administration and accounting services to the Trust and is the Trust's transfer agent.


Annual Report
The Trust's 1998 Annual Report to Shareholders was mailed to shareholders on or about February 28, 1999. If you should desire an additional copy of an Annual Report, it can be obtained, without charge, by calling Cova Life at (800) 831-LIFE.


Shareholder Proposals
Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for sub-advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 2000 or in subsequent years unless so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

Please complete the enclosed Voting Instruction Form and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the Meeting by written notice to the Trust or by submitting a Voting Instruction Form bearing a later date.



                               By Order of the Board
                               of Trustees

                               Bernard J. Spaulding
                               Secretary



November 29, 1999
Oakbrook Terrace, Illinois

APPENDIX AND ANNEX INDEX

APPENDIX          APPENDIX DESCRIPTION
------------      ------------------------
A                 Rate of Compensation Earned by Cova Investment Advisory Corporation Under Current Investment
                  Advisory Agreement

B                 Directors and Principal Executive Officers of Cova Investment Advisory Corporation

C                 Rate of Compensation Earned by Each Sub-Adviser Under Current Sub-Advisory Agreements

D                 Other Information Regarding J.P. Morgan Investment Management Inc.

E                 Other Information Regarding Lord, Abbett & Co.

F                 Other Information Regarding Mississippi Valley Advisors Inc.

G                 Other Information Regarding Riggs Bank N.A.



ANNEX             ANNEX DESCRIPTION
------------      ------------------------

A                 Investment Advisory Agreement

B                 Sub-Advisory Agreement - J.P. Morgan Investment Management Inc.

C                 Sub-Advisory Agreement - Lord, Abbett & Co.

D                 Sub-Advisory Agreement - Mississippi Valley Advisors Inc.

E                 Sub-Advisory Agreement - Riggs Bank N.A.



APPENDIX A


RATE OF COMPENSATION EARNED BY
COVA INVESTMENT ADVISORY CORPORATION
UNDER CURRENT INVESTMENT ADVISORY AGREEMENT
Under the Current Investment Advisory Agreement, the Trust is obligated to pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of a Portfolio:

                        Average Daily
Portfolio               Net Assets               % Per Annum
-------------           -------------           --------------

Bond Debenture          _______________          .75%

Quality Bond            First $75 million        .55%
                        Over $75 million         .50%

                        Average Daily
Portfolio               Net Assets               % Per Annum
-------------           -------------           --------------

International Equity    First $50 million        .85%
                        Over $50 million         .75%

Select Equity           First $50 million        .75%
                        Over $50 million         .65%

Small Cap Stock         _______________          .85%

Large Cap Stock         _______________          .65%

Mid-Cap Value           _______________          1.00%

Large Cap Research      _______________          1.00%

Developing Growth       _______________          .90%

Lord Abbett
Growth and Income       _______________          .65%

Balanced                _______________          1.00%

Equity Income           _______________          1.00%

Growth & Income Equity  _______________          1.00%

Riggs Stock             _______________          .95%

Riggs U.S. Government
Securities Portfolio    _______________          .75%



APPENDIX B

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF
COVA INVESTMENT ADVISORY CORPORATION

                    Position with
                    Cova Investment               Principal
Name and Address*   Advisory Corporation          Occupation
------------------  --------------------          -------------------
Lorry J. Stensrud   President and Director        President, Cova
                                                  Financial Services Life
                                                  Insurance Company

William C. Mair     Vice President and            Vice President, Cova
                    Director                      Financial Services Life
                                                  Insurance Company

Bernard J. Spaulding General Counsel and          Senior Vice President,
                     Secretary                    General Counsel and
                                                  Secretary, Cova
                                                  Financial Services Life
                                                  Insurance Company

                    Position with
                    Cova Investment               Principal
Name and Address*   Advisory Corporation          Occupation
------------------  --------------------          -------------------

Douglas R. Koester  Chief Investment Officer      Vice President, General
                    and Director                  American Investment
                                                  Management Co.

William H. Wilton   Vice President and            First Vice President and
                    Associate Investment          Actuary, Cova Financial
                    Officer                       Services Life Insurance
                                                  Company

Mark E. Reynolds    Executive Vice President      Executive Vice
                    and Chief Financial           President, Cova
                    Officer                       Financial Services
                                                  Life Insurance
                                                  Company

Joann T. Tanaka     Vice President                Senior Vice President,
                                                  Cova Financial
                                                  Services Life
                                                  Insurance Company

--------------

*The address of all of the officers listed above is One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181-4644, with the exception of Mr. Koester whose address is 700 Market Street, St. Louis, MO 63101.



APPENDIX C

RATE OF COMPENSATION EARNED BY
EACH SUB-ADVISER UNDER THE CURRENT
SUB-ADVISORY AGREEMENTS

Under the terms of each Current Sub-Advisory Agreement, the Adviser shall pay to each Sub-Adviser, as full compensation for services rendered under the
Sub-Advisory Agreement with respect to each Portfolio, monthly fees at the following annual rates based on the average daily net assets of each Portfolio:

                            Average Daily        Sub-Advisory
Portfolio                   Net Assets           Fee
-------------              --------------       --------------

Bond Debenture              ___________               .50%

Quality Bond                First $75 million         .30%
                            Over $75 million          .25%

International Equity        First $50 million         .60%
                            Over $50 million          .50%

                            Average Daily        Sub-Advisory
Portfolio                   Net Assets           Fee
-------------              --------------       --------------

Select Equity               First $50 million         .50%
                            Over $50 million          .40%

Large Cap Stock             ___________               .40%

Small Cap Stock             ___________               .60%

Mid-Cap Value               ___________               .75%

Large Cap Research          ___________               .75%

Developing Growth           ___________               .65%

Lord Abbett Growth
and Income                  ___________               .40%

Balanced                    ___________               .75%

Equity Income               ___________               .75%

Growth & Income Equity      ___________               .75%

Riggs Stock                 ___________               .70%

Riggs U.S. Government
Securities                  ___________               .50%



APPENDIX D

OTHER INFORMATION REGARDING

J.P. MORGAN INVESTMENT MANAGEMENT INC.

The principal executive officers and directors of J.P. Morgan Investment Management Inc. are listed below.

NAME                          POSITION WITH SUB-ADVISER
--------------------         ------------------------------

Kenneth W. Anderson           Director; Managing Director

Anthony Paul Della Pietra Jr. Secretary and Chief Legal Officer;
                                 Managing Director

Jeff Michael Garrity          Director; Managing Director

David M. Pfeffer              Vice President & Chief
                                 Financial Officer

Keith M. Schappert            President and Director;
                                 Managing Director

John William Schmidlin        Chief Operating Officer and Director;
                                 Managing Director

Isabel Hoyt Sloane            Director; Managing Director

NAME                          POSITION WITH SUB-ADVISER
--------------------         ------------------------------

Gilbert Van Hassel            Director; Managing Director

Hendrik van Riel              Director; Managing Director

Thomas J. Smith               Vice President and Chief
                                 Compliance Officer

J.P. Morgan Investment Management Inc. also serves as adviser or sub-adviser to other investment companies having similar investment objectives and policies to those of the Portfolios for which J.P. Morgan Investment Management Inc. serves as sub-adviser. The following table lists these other investment companies, the approximate net assets of each investment company as of December 31, 1998, and the annual advisory or sub-advisory fee received by J.P. Morgan Investment Management Inc. (as a percentage of average daily net assets).

                                    CONTRACTUAL
FUND NAME           NET ASSETS      MANAGEMENT FEE
--------------      ------------   ---------------------------

COVA SERIES TRUST -
QUALITY BOND PORTFOLIO
Caterpillar         $161,457,933    .25% on the first $75 million
Investment                          .225% on the next $75 million
Management                          .175% on the next $150 million
Preferred Fixed                     .125% on the next $100 million
Income Fund                         .10% on the balance

J.P. Morgan         $1,442,006,844  .30%
Investment
Management
The Bond Portfolio

EQ Financial        $101,492, 333   .30% on the first $125 million
Consultants, Inc.                   .25% on the next $75 million
EQ Advisors Trust -                 .22% on the next $150 million
JPM Core Bond Portfolio             .15% on the balance

COVA SERIES TRUST -
LARGE CAP STOCK PORTFOLIO
Endeavor            $64,823,002     .35%
Investment Advisors
Endeavor Series Trust -
Enhanced Index Portfolio

J.P. Morgan         $597,315,872    .35%
Investment
Management
The Disciplined
Equity Portfolio

                                    CONTRACTUAL
FUND NAME           NET ASSETS      MANAGEMENT FEE
--------------      ------------   ---------------------------

Advantus Capital    $11, 038, 985   .45%
Management, Inc.
(Minnesota Mutual)
Advantus Series Fund, Inc. -
Macro-Cap Value Portfolio

COVA SERIES TRUST -
SELECT EQUITY PORTFOLIO
J.P. Morgan         $726,173,893    .40
Investment
Management
The U.S. Equity Portfolio

Northwest Mutual    $48,247,996     .45% on the first $100 million
Investment Services                 .40% on the next $100 million
Mason Street                        .35% on the next $200 million
Growth and Income                   .30% on the balance
Stock Fund

Northwest Mutual    $570,360,076    Same as above
Series Fund
Growth and Income
Stock Portfolio

Pacific Mutual      $1,261,463,742  .45% on the first $100 million
Life Insurance Co.                  .40% on the next $100 million
Pacific Select Fund -               .35% on the next $200 million
Equity Income Portfolio             .30% on the next $350 million
                                    .20 on the balance

COVA SERIES TRUST -
SMALL CAP STOCK PORTFOLIO
J.P. Morgan         $491,084,074    .60%
Investment
Management
The U.S. Small
Company Portfolio

COVA SERIES TRUST -
INTERNATIONAL EQUITY PORTFOLIO
J.P. Morgan         $436,329,751    .60%
Investment
Management
The International
Equity Portfolio



APPENDIX E

OTHER INFORMATION REGARDING
LORD, ABBETT & CO.

Each of the individuals listed below is a partner of Lord, Abbett & Co.

NAME                          POSITION WITH SUB-ADVISER
--------------------         ---------------------------------

Stephen I. Allen              National Sales Manager
Zane E. Brown                 Director of Fixed Income
Daniel E. Carper              Partner in Charge of Retail
                                 Sales & Marketing
Robert S. Dow                 Managing Partner
John E. Erard                 Central Division Sales Director
Robert P. Fetch               Portfolio Manager
Daria L. Foster               Partner in Charge of Institutional
                                 Marketing and Client Service
Robert I. Gerber              Director of High-Grade Fixed Income
Paul A. Hilstad               General Counsel
W. Thomas Hudson, Jr.         Portfolio Manager
Stephen I. McGruder           Senior Portfolio Manager
Michael B. McLaughlin         Director of Marketing
Robert G. Morris              Director of Equity Investments
Robert J. Noelke              National Sales Manager
Mark R. Pennington            Northeast Division Sales Director
Christopher J. Towle          Portfolio Manager
John J. Walsh                 Portfolio Manager

Lord, Abbett & Co. also serves as adviser or sub-adviser to other investment companies having similar investment objectives and policies to those of the Portfolios for which Lord, Abbett &Co. serves as sub-adviser. The following table lists these other investment companies, the approximate net assets of each investment company as of October 31, 1999, and the annual advisory or sub-advisory fee received by Lord, Abbett & Co. (as a percentage of average daily net assets).

                                    CONTRACTUAL
FUND NAME           NET ASSETS      MANAGEMENT FEE
--------------      ------------   ---------------------------

COVA SERIES TRUST -
LORD ABBETT GROWTH
AND INCOME PORTFOLIO
Lord Abbett         $10,080,753,778 .50% on the first $200 million
Affiliated Fund, Inc.               .40% on the next $300 million
                                    .375% on the next $200 million
                                    .35% on the next $200 million
                                    .30% over $900 million

                                    CONTRACTUAL
FUND NAME           NET ASSETS      MANAGEMENT FEE
--------------      ------------   ---------------------------

COVA SERIES TRUST -
DEVELOPING
GROWTH PORTFOLIO
Lord Abbett         $2,197,455,513  .75% on the first $100 million
Developing Growth                   .50% over $100 million
Fund, Inc.

COVA SERIES TRUST -
MID-CAP VALUE
PORTFOLIO
Lord Abbett Mid-Cap $384,543,834    .75% on the first $200 million
Value Fund, Inc.                    .65% on the next $300 million
                                    .50% over $500 million

COVA SERIES TRUST -
LARGE CAP
RESEARCH PORTFOLIO
Lord Abbett Research  $245,848,543   .75% of the average
Fund, Inc. Large-Cap                  daily net assets
Series

COVA SERIES TRUST -
BOND DEBENTURE
PORTFOLIO
Lord Abbett Bond-   $3,743,855,984  .50% on the first $500 million
Debenture Fund, Inc.                .45% over $500 million

COVA SERIES TRUST -
LORD ABBETT GROWTH
AND INCOME PORTFOLIO
Lord Abbett Series  $28,108,036     .50% of the average daily net assets
Fund, Inc. -
Growth & Income
Portfolio

COVA SERIES TRUST -
BOND DEBENTURE
PORTFOLIO
Lord Abbett Series  _________       .50% of the average daily net assets
Fund, Inc. - Bond
Debenture Portfolio

COVA SERIES TRUST -
MID-CAP VALUE
PORTFOLIO
Lord Abbett Series  $493,658        .75% of the average daily net assets
Fund, Inc. - Mid-Cap
Value Portfolio

APPENDIX F

OTHER INFORMATION REGARDING
MISSISSIPPI VALLEY ADVISORS INC.

The principal executive officers and directors of Mississippi Valley Advisors Inc. and their principal occupations are listed below.

NAME AND POSITION
WITH SUB-ADVISER              PRINCIPAL OCCUPATION
--------------------         -----------------------------

John Q. Arnold                Chief Investment Officer of Sub-Adviser
Chairman

John H. Blixen II             President of Sub-Adviser
President

Ralph W. Webster, III         Executive Associate and Chief
Secretary/Treasurer              Financial Officer of Sub-Adviser

David C. Higgins              Retired
Director

Charles C. Hager, Jr.         Executive VP & COO of
Director                         Hagar Hinge Company

Carroll F. McMahon            President, Loy Lange
Director                         Box Company

Mississippi Valley Advisors Inc. also serves as adviser or sub-adviser to other investment companies having similar investment objectives and policies to those of the Portfolios for which Mississippi Valley Advisors, Inc. serves as sub-adviser. The following table lists these other investment companies, the approximate net assets of each investment company as of December 31, 1998, and the annual advisory or sub-advisory fee received by Mississippi Valley Advisors Inc. (as a percentage of average daily net assets).
                                    CONTRACTUAL
FUND NAME           NET ASSETS      MANAGEMENT FEE
--------------      ------------   ---------------------------

COVA SERIES TRUST -
GROWTH & INCOME
EQUITY PORTFOLIO
Growth & Income     $515,867,798    .55%
Equity Fund

COVA SERIES TRUST -
EQUITY INCOME
PORTFOLIO
Equity Income Fund  $114,727,033    .75%

COVA SERIES TRUST -
BALANCED PORTFOLIO
Balanced Fund       $119,516,718    .75%



APPENDIX G

OTHER INFORMATION REGARDING
RIGGS BANK N.A.

The principal executive officers and directors of Riggs Bank N.A. are listed below.

NAME                          POSITION WITH SUB-ADVISER
--------------------         ---------------------------------

Joe L. Allbritton             Chairman of the Board and CEO

Barbara Allbritton            Director

Joseph W. Barr                EVP Retail Division

Joseph M. Cahill              EVP Legal Affairs

Charles A. Camalier, III      Director

John L. Davis                 EVP Finance & Accounting and CFO

Jacqueline C. Duchange        Director

Henry A. Dudley, Jr.          EVP, Chief Trust Officer,
                                 Financial Services

James R. Eads                 SVP & President Broker/Dealer

Thomas F. Fitzgerald          Director

Heather S. Foley              Director

Mark Hendrix                  EVP, Sr. Marketing Officer,
                                 Marketing Division

Michael J. Jackson            Director

Dr. Joyce A. Ladner           Director

Raymond M. Lund               EVP, International & Embassy

Robert C. Roane               EVP COO Senior Management Division
                                 and Director

John A. Sargent               Director

William E. Savage, Jr.        EVP Sr Mgr. Venture Capital Subsidiary

David W. Scott                EVP Chief Credit Officer,
                                 Credit Division

Alfred J. Serafino            EVP Commercial Banking

Stephen J. Trachtenberg       Director

Riggs Bank N.A. also serves as adviser or sub-adviser to other investment companies having similar investment objectives and policies to those of the Portfolios for which Riggs Bank N.A. serves as sub-adviser. The following table lists these other investment companies, the approximate net assets of each investment company as of December 31, 1998, and the annual advisory or sub-advisory fee received by Riggs Bank N.A. (as a percentage of average daily net assets).

                                    CONTRACTUAL
FUND NAME           NET ASSETS      MANAGEMENT FEE
--------------      ------------   ---------------------------

COVA SERIES TRUST -
RIGGS U.S. GOVERNMENT
SECURITIES PORTFOLIO
Riggs U.S.          $37,600,000     .75%
Government
Securities Fund

COVA SERIES TRUST -
RIGGS STOCK PORTFOLIO
Riggs Stock Fund    $101,600,000    .75%



ANNEX A

MARKED TO SHOW CHANGES
FROM CURRENT INVESTMENT
ADVISORY AGREEMENT;
DELETIONS IN BRACKETS;
ADDITIONS UNDERLINED


INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT dated as of ________, [May 1, 1996], by and between COVA SERIES TRUST (the "Trust"), a Massachusetts business trust, and COVA INVESTMENT ADVISORY CORPORATION (the "Advisor"), an Illinois corporation.

1. (a) Retention of Advisor by Trust. The Trust hereby employs the Advisor to act as the investment advisor for and to (i) manage the investment and reinvestment  of the  assets  of the  Quality  Bond  Portfolio,  Small Cap Stock
                                      ------------------------------------------
Portfolio,  Large Cap Stock Portfolio,  Select Equity  Portfolio,  International
--------------------------------------------------------------------------------
Equity Portfolio, Bond Debenture Portfolio,  Mid-Cap Value Portfolio,  Large Cap
--------------------------------------------------------------------------------
Research Portfolio,  Developing Growth Portfolio,  Lord Abbett Growth and Income
--------------------------------------------------------------------------------
Portfolio,  Balanced Portfolio,  Equity Income Portfolio, Growth & Income Equity
--------------------------------------------------------------------------------
Portfolio,  Riggs Stock Portfolio and Riggs U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
[Quality Income Portfolio, High Yield Portfolio, Growth and Income Portfolio, Money Market Portfolio, Stock Index Portfolio, World Equity Portfolio and the Utility Portfolio], each being a sub-trust of the Trust (hereinafter referred to individually as the "Sub-Trust"), in accordance with each such Sub-Trust's investment objective and policies and limitations, or (ii) in the event the Advisor shall retain a sub-advisor in accordance with the provisions of sub-paragraph (b) hereunder, to supervise and implement the investment activities of any Sub-Trust for which such sub-advisor has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisors; and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Trust for the period and upon the terms herein set forth. The Advisor shall select the entities with or through which the purchase, sale or loan of securities is to be effected; provided that the Advisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

The Trust hereby authorizes any entity or person associated with the Advisor or any sub-advisor retained by Advisor pursuant to this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Trust with respect to each Sub-Trust as may from time to time be in force and delivered or made available to the Advisor.

(b) Advisor's Acceptance of Employment. The Advisor accepts such employment and agrees during such period to render such services, to select, retain and compensate any sub-advisors, to supply investment research and portfolio management (including without limitation the selection of securities for each Sub-Trust to purchase, hold or sell and the selection of brokers through whom such Sub-Trust's portfolio transactions are executed, in accordance with the policies adopted by the Sub-Trust and its Board of Trustees), to administer the business affairs of each Sub-Trust, to furnish offices and necessary facilities and equipment to each Sub-Trust, to provide administrative services for each Sub-Trust, to render periodic reports to the Board of Trustees of the Trust with respect to each Sub-Trust, and to permit any of its officers or employees, or those of any sub-advisor to serve without compensation as trustees or officers of the Sub-Trust if elected to such positions.

(c) Independent Contractor. The Advisor and any sub-advisors shall be deemed to be independent contractors under this Agreement and any sub-advisory agreements with the Advisor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or any Sub-Trust in any way or otherwise be deemed an agent of the Trust or any Sub-Trust.

(d) Non-Exclusive Agreement. The services of the Advisor to any Sub-Trust under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

2. (a) Fee. For the services and facilities described in Section 1, each Sub-Trust will pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of such Sub-Trust as set forth in Schedules A through O [A through G] attached hereto and incorporated by reference herein.

(b) Determination of Net Asset Value. The net asset value of each Sub-Trust shall be calculated as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or such other time or times as the trustees may determine in accordance with the provisions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Trust as from time to time in force. For the purpose of the foregoing computations, on each day when net asset value is not calculated, the net asset value of a share of beneficial interest of each Sub-Trust shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

(c) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Advisor's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

3. Expenses. In addition to the fee of the Advisor, the Sub-Trust shall assume and pay any expenses for services rendered by a custodian for the safekeeping of such Sub-Trust's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Sub-Trust as provided above. Neither the Advisor nor any sub-advisor shall be required to pay, and each Sub-Trust shall assume and pay, the charges and expenses of its operations, including compensation of the trustees of the Trust (other than those who are interested persons of the Advisor or any sub-advisor and other than those who are interested persons of the principal underwriter of the Sub-Trust but not of the Advisor or any sub-advisor, if the principal underwriter has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by such Sub-Trust, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of such Sub-Trust under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by such Sub-Trust, filing of corporate documents or otherwise. Neither the Trust nor any Sub-Trust shall pay or incur any obligation for any management or administrative expenses for which the Trust or such Sub-Trust intends to seek reimbursement from the Advisor without first obtaining the written approval of the Advisor. The Advisor shall arrange, if desired by the Trust, for officers or employees of the Advisor or any sub-advisor to serve, without compensation from the Trust, as trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent to any limitations imposed by law.

4. Interested Persons. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Trust or any Sub-Trust are or may be interested in the Advisor or any sub-advisor as trustees, directors, officers, shareholders, agents or otherwise and that the trustees, directors, officers, shareholders and agents of the Advisor may be interested in the Trust and any Sub-Trust as trustees, officers, shareholders, agents or otherwise.

5. Liability. The Advisor shall not be liable for any error in judgment or of law, or for any loss suffered by the Trust or any Sub-Trust in connection with the matters to which this Agreement or any sub-advisory agreement relates, except (1) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or (2) by reason of its reckless disregard of its obligations and duties under this Agreement.

6. (a) Term. This Agreement shall become effective on the date hereof and shall remain in full force until _______________[April 1, 1998] unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Any sub-advisory agreement between the Advisor and any sub-advisor shall remain in full force and effect from its date of effectiveness until the second anniversary of such date unless sooner terminated as hereinafter provided. Any such sub-advisory agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act.

(b) Termination. This Agreement, and any sub-advisory agreement between the Advisor and any sub-advisor, shall be submitted to the shareholders of the Trust and each Sub-Trust for approval at a shareholders' meeting and shall automatically terminate if not approved by a majority of the shares of the Sub-Trust present and voting at such meeting. This Agreement, and any sub-advisory agreement between the Advisor and any sub-advisor, shall automatically terminate in the event of its assignment. This Agreement, and any sub-advisory agreement between the Advisor and any sub-advisor, may be terminated at any time without the payment of any penalty by a majority of the Board of Trustees of the Trust, by vote of the outstanding shares of beneficial interest of any Sub-Trust or, in the case of this Advisory Agreement only, by the Advisor or, in the case of a sub-advisory agreement between the Advisor and any sub-advisor, the sub-advisor, on sixty (60) days written notice to the other party. The Trust or any Sub-Trust may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of beneficial interest of such Sub-Trust, accompanied by appropriate notice. No sub-advisory agreement shall be cancelable by the Advisor without the approval of a majority of the Board of Trustees of the Trust. Any sub-advisory agreement will terminate automatically in the event of the termination of this Agreement.

(c) Payment upon Termination. Termination of this Agreement shall not affect the right of the Advisor to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

7. Consistency with Sub-Advisory Agreements. The Advisor shall not enter into any sub-advisory agreement with any sub-advisor respecting the management of assets of any Sub-Trust which is inconsistent with the terms hereof or with the Investment Company Act or the Investment Advisers Act of 1940.

8. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

9. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

10. Disclaimer. The Advisor acknowledges and agrees that, as provided by Section
5.5 of the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and any Sub-Trust shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

IN WITNESS WHEREOF, the Trust and the Advisor have caused this Agreement to be executed on the day and year first above written.

COVA INVESTMENT ADVISORY CORPORATION



By:____________________________________________

COVA SERIES TRUST



By:____________________________________________

EXHIBIT A


COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

In  accordance  with Section 2(a) of the  Investment  Advisory  Agreement  dated
_____________ [May 1, 1996], the Bond Debenture Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to
 .750 of 1% of the average daily net assets of the Bond Debenture Portfolio.



EXHIBIT B


COVA SERIES TRUST
QUALITY BOND PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated ____________ [May 1, 1996, as amended], the Quality Bond Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Quality Bond Portfolio as follows:

     Average Daily Net Assets           % Per Annum

          First $75 Million             .550 of 1%

          Over $75 Million              .500 of 1%



EXHIBIT C


COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated ______________ [May 1, 1996, as amended], the Select Equity Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Select Equity Portfolio as follows:

     Average Daily Net Assets           % Per Annum

          First $50 Million             .750 of 1%

          Over $50 Million              .650 of 1%



EXHIBIT D


COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated _______________ [May 1, 1996], the Large Cap Stock Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to
 .650 of 1% of the average daily net assets of the Large Cap Stock Portfolio.



EXHIBIT E


COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated _______________ [May 1, 1996], the Small Cap Stock Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to
 .850 of 1% of the average daily net assets of the Small Cap Stock Portfolio.



EXHIBIT F


COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO
In accordance with Section 2(a) of the Investment Advisory Agreement dated ______________ [May 1, 1996], the International Equity Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the International Equity Portfolio as follows:

     Average Daily Net Assets           % Per Annum

          First $50 Million             .850 of 1%

          Over $50 Million              .750 of 1%



EXHIBIT G


COVA SERIES TRUST
MID-CAP VALUE PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated _________________ [May 1, 1996, as amended], the Mid-Cap Value Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee of 1.00% of the average daily net assets of the Mid-Cap Value Portfolio.



EXHIBIT H


COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated ______________ [May 1, 1996, as amended], the Large Cap Research Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee of 1.00% of the average daily net assets of the Large Cap Research Portfolio.



EXHIBIT I


COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated _______________ [May 1, 1996, as amended], the Developing Growth Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee of .90% of the average daily net assets of the Developing Growth Portfolio.



EXHIBIT J


COVA SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated _________________ [May 1, 1996, as amended], the Lord Abbett Growth and Income Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee of .65% of the average daily net assets of the Lord Abbett Growth and Income Portfolio.



EXHIBIT K

COVA SERIES TRUST
BALANCED PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated ______________ [May 1, 1996, as amended], the Balanced Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee of 1.00% of the average daily net assets of the Balanced Portfolio.



EXHIBIT L


COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated __________________ [May 1, 1996, as amended], the Equity Income Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee of 1.00% of the average daily net assets of the Equity Income Portfolio.



EXHIBIT M


COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated _________________ [May 1, 1996, as amended], the Growth & Income Equity
Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee of 1.00% of the average daily net assets of the Growth & Income Equity Portfolio.



EXHIBIT N


COVA SERIES TRUST
RIGGS STOCK PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated _______________ [May 1, 1996, as amended], the Riggs Stock Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee of
 .95% of the average daily net assets of the Riggs Stock Portfolio.



EXHIBIT O


COVA SERIES TRUST
RIGGS U.S. GOVERNMENT SECURITIES PORTFOLIO

In  accordance  with Section 2(a) of the  Investment  Advisory  Agreement  dated
_____________________  [May 1, 1996,  as  amended],  the Riggs  U.S.  Government
Securities Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee of .75% of the average daily net assets of the Riggs U.S. Government Securities Portfolio.



ANNEX B

MARKED TO SHOW CHANGES
FROM CURRENT SUB-ADVISORY
AGREEMENT; DELETIONS IN
BRACKETS; ADDITIONS
UNDERLINED


COVA SERIES TRUST
SUB-ADVISORY AGREEMENT
This Agreement is made between COVA INVESTMENT ADVISORY CORPORATION, an Illinois corporation, having its principal place of business in Oakbrook Terrace, Illinois (hereinafter referred to as the "Advisor"), J.P. Morgan Investment Management Inc., a Delaware corporation, having its principal place of business in New York, New York (hereinafter referred to as the "Sub-Advisor") and Cova Series Trust, a Massachusetts business trust (hereinafter referred to as the "Trust").

WHEREAS, the Trust, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission has appointed Advisor as investment adviser for and to the Quality Bond Portfolio, the International Equity Portfolio, the Select Equity Portfolio, the Large Cap Stock Portfolio and the Small Cap Stock Portfolio, each being a sub-trust of the Trust (referred to individually as the "Sub-Trust"), pursuant to the terms of an investment advisory agreement between the Trust and Advisor ("Investment Advisory Agreement");

WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Sub-Trusts as more fully described below;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment adviser for the Sub-Trusts. Subject to the oversight and review of Advisor and the Board of Trustees of the Trust, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Trusts. Sub-Advisor will determine in its discretion, subject to the oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Sub-Advisor is required to maintain by applicable law or regulation, and will render regular reports as Advisor may reasonably request to Advisor and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities.

Subject to paragraph 5 hereof, Sub-Advisor, in its supervision of the investments of the Sub-Trusts, will be guided by each Sub-Trust's investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on the file with the Securities and Exchange Commission, all as communicated by Advisor to Sub-Advisor. Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or any Sub-Trust in any way or otherwise be deemed an agent of the Trust or any Sub-Trust.

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Trusts by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder. The expenses not to be borne by the Sub-Advisor include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Directors' fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Trust and each Sub-Trust for approval at a shareholders' meeting and shall automatically terminate if not approved by a majority of the shares of the Sub-Trust present and voting at such meeting.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty, by a majority of the Board of Trustees of the Trust, by a vote of the majority of the outstanding shares of beneficial interest of any Sub-Trust or by the Sub-Advisor on sixty (60) days written notice to the Advisor.

This Agreement will terminate five (5) business days after the Sub-Advisor receives written notice of the termination of the Investment Advisory Agreement.

Notwithstanding any provision of this Agreement, this Agreement may not be canceled by the Advisor without the approval of a majority of the Board of Trustees of the Trust.

This Agreement shall automatically terminate in the event of its assignment (as defined in the Act). The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Guidelines and Reports. The Advisor agrees on an on-going basis to provide or cause to be provided to the Sub-Advisor guidelines, which may include each Sub-Trust's current prospectus and statement of additional information, to be revised as provided below (the "Guidelines"), setting forth limitations by dollar amount or percentage of net assets, on the types of securities in which the Sub-Trusts are permitted to invest or investment activities in which the Sub-Trusts are permitted to engage. Among other matters, the Guidelines shall set forth clearly the limitations imposed upon the Sub-Trusts as a result of relevant diversification requirements under state and federal law pertaining to insurance products, including, without limitation, the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Guidelines shall remain in effect until 12:00 p.m. on the third business day following actual receipt by the Sub-Advisor of a written notice, denominated clearly as such, setting forth revised Guidelines. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Adviser, within ten (10) business days of the close of each calendar quarter certifying as to compliance with said Guidelines. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

The Advisor agrees to cause to be delivered to a person designated in writing for such purpose by the Sub-Advisor, within ten (10) business days after each quarter end and within ten (10) business days after each month end when the result of the prior quarter's test reflected short-three income exceeding 20% of total income, or more often as necessary, a written report dated the date of its delivery (the "Report") with respect to each Sub-Trust's compliance for its current fiscal year with the short-three test set forth in Section 851 (b)(3) of the Code (the "short-three test"). The Report shall include in chart form the Sub-Trust's gross income (within the meaning of Section 851 of the Code) from the beginning of the current fiscal year to the date of the Report and its cumulative income and gains described in Section 851 (b)(3) of the Code for such period. The Report shall be required only as long as the short-three test remains a requirement of the Code. The Trust and the Advisor agree that the Sub-Advisor may rely on the Guidelines and the Report without independent verification of their accuracy.

6. Liability and Indemnification. The Sub-Advisor shall not be liable for any error in judgment or of law, or for any loss suffered by the Trust or any Sub-Trust in connection with the matters to which this Agreement relates, except
(1) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its obligations and duties or
(2) by reason of its reckless disregard of its obligations and duties under this Agreement. The Advisor agrees to indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising, from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder, provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for any loss suffered by the Trust or the Advisor due to the Sub-Advisor's willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties or from reckless disregard of its obligations and duties under this Agreement.

7. Brokerage. The Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Trusts with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Trusts. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Trusts and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Trusts to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Trusts which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

10. Registration as an Investment Advisor. Advisor and Sub-Advisor hereby acknowledge each is registered as an investment adviser under the Investment
Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

11. Services to Other Companies or Accounts. The Trust and the Adviser understand that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Trust and the Adviser have no objection to the Sub-Adviser so acting, provided that whenever a Sub-Trust and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to allocate similar opportunities to sell securities. The Trust and the Adviser recognize that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Sub-Trust. In addition, the Trust understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

12. Books and Records. In compliance with the requirements of Rule 31a-3 under the Act, the Sub-Adviser hereby agrees that all records which it maintains for the Sub-Trusts are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Trust's or the Adviser's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, for the period specified in said Rule.

13.  Disclosure.  Neither  the Trust nor the  Advisor  shall,  without the prior written consent of the Sub-Adviser, make representations regarding the Sub-Adviser or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials. Sub-Adviser shall respond in writing within ten (10) business days of any such request for prior written consent from Adviser or any affiliate and in the event Sub-Adviser does not respond in writing, Sub-Adviser shall be deemed to have disapproved the disclosure document, advertisement, sales literature or other promotional materials submitted to Sub-Adviser.

14. Miscellaneous. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the President in the case of the Sub-Adviser, the President in the case of the Adviser, and the Trust's Secretary in the case of the Trust, or such other person a party shall designate by notice to the other parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

Witness the due execution hereof this _____ day of __________ [1st day of April, 1996].

Attest:                        COVA INVESTMENT ADVISORY
                               CORPORATION

______________________________ By: ___________________________

Attest:                        J.P. MORGAN INVESTMENT
                               MANAGEMENT INC.

______________________________ By: ___________________________

Attest:                        COVA SERIES TRUST

______________________________ By: ___________________________



EXHIBIT A


COVA SERIES TRUST
SUB-ADVISORY COMPENSATION
For all services rendered by Sub-Advisor hereunder, Advisor shall pay to Sub-Advisor and Sub-Advisor agrees to accept as full compensation for all services rendered hereunder, fees at the end of each calendar month equal to a percentage of the average daily net assets of the Sub-Trusts as follows:

Portfolio              Average Daily Net Assets  % Per Annum
---------------       -------------------------  -------------

Quality Bond Portfolio First $75 million           .30 of 1%
                       Over $75 million            .25 of 1%

International          First $50 million           .60 of 1%
Equity Portfolio       Over $50 million            .50 of 1%

Select Equity Portfolio  First $50 million         .50 of 1%
                       Over $50 million            .40 of 1%

Large Cap                                          .40 of 1%
Stock Portfolio

Small Cap                                          .60 of 1%
Stock Portfolio



ANNEX C

MARKED TO SHOW CHANGES
FROM CURRENT SUB-ADVISORY
AGREEMENT; DELETIONS IN
BRACKETS; ADDITIONS
UNDERLINED

COVA SERIES TRUST
SUB-ADVISORY AGREEMENT
This Agreement is made between COVA INVESTMENT ADVISORY CORPORATION, an Illinois corporation, having its principal place of business in Oakbrook Terrace, Illinois (hereinafter referred to as the "Advisor"), Lord, Abbett & Co., a New York partnership, having its principal place of business in New York, New York (hereinafter referred to as the "Sub-Advisor") and Cova Series Trust, a Massachusetts business trust (hereinafter referred to as the "Trust") and is effective _____________ [April 1, 1996].

WHEREAS, the Trust, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission has appointed Advisor as investment adviser for and to the Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing
            --------------------------------------------------------------------
Growth  Portfolio  and Lord  Abbett  Growth and Income  Portfolio,  each being a
--------------------------------------------------------------------------------
sub-trust of the Trust (referred to individually as the  "Sub-Trust"),  pursuant
---------------------------------------------------------------------
to the terms of an investment advisory agreement between the Trust and Advisor ("Investment Advisory Agreement");

WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Sub-Trusts as more fully described below;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment adviser for the Sub-Trusts. Subject to the oversight and review of Advisor and the Board of Trustees of the Trust, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Trusts. Sub-Advisor will determine in its discretion, subject to the oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records (if any) concerning its activities pursuant to the agreement and will render regular reports to Advisor and to officers and
Trustees   of  the   Trust   concerning   its   discharge   of   the   foregoing
responsibilities.

Sub-Advisor, in its supervision of the investments of the Sub-Trusts, will be guided by the Sub-Trusts' investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on the file with the Securities and Exchange Commission, all as communicated by Advisor to Sub-Advisor.

Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or any Sub-Trust in any way or otherwise be deemed an agent of the Trust or any Sub-Trust.

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Trusts by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder.

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Trust and each Sub-Trust for approval at a shareholders' meeting and shall automatically terminate if not approved by a majority of the shares of the Sub-Trust present and voting at such meeting.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty, by a majority of the Board of Trustees of the Trust, by a vote of the majority of the outstanding shares of beneficial interest of any Sub-Trust or by the Sub-Advisor on sixty (60) days written notice to the Advisor.

This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement

Notwithstanding any provision of this Agreement, this Agreement may not be canceled by the Advisor without the approval of a majority of the Board of Trustees of the Trust.

This Agreement shall automatically terminate in the event of its assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Sub-Advisor's Representations. Sub-Advisor represents and warrants that the Sub-Trusts will at all times be invested in such a manner as to ensure compliance with Subchapter M of the Internal Revenue Code, relating to the diversification requirements for regulated investment companies. Sub-Advisor will be held harmless when direction from the Advisor or Trust causes non-compliance. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) days of the close of each calendar quarter certifying as to compliance. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

6. Liability. The Sub-Advisor shall not be liable for any error in judgment or of law, or for any loss suffered by the Trust or any Sub-Trust in connection with the matters to which this Agreement relates, except (1) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its obligations and duties or (2) by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Brokerage. The Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Trusts with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Trusts. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Trust and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Trusts to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Sub-Trust which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Services to Other Customers and Accounts. It is understood that the services of the Sub-Advisor are not deemed to be exclusive, and nothing in this Agreement shall prevent the Sub-Advisor, or any officer, director, partner or employee thereof, from providing similar services to other companies and other clients (whether or not their investment objectives and policies are similar to those of the Trust) or to engage in other activities. When other clients of the Sub-Advisor desire to purchase or sell the same portfolio security at the same time as the Trust, it is understood that such purchases and sales will be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each client.

10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

11. Registration as an Investment Advisor. Advisor and Sub-Advisor hereby acknowledge each is registered as an investment adviser under the Investment
Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

Witness the due execution hereof this _____ day of ___________ [1st day of April, 1996].

Attest:                        COVA INVESTMENT ADVISORY
                               CORPORATION

______________________________ By: ___________________________

Attest:                        LORD, ABBETT & CO.

______________________________ By: ___________________________

Attest:                        COVA SERIES TRUST

______________________________ By: ___________________________



EXHIBIT A

COVA SERIES TRUST
SUB-ADVISORY COMPENSATION

For all services rendered by Sub-Advisor hereunder, Advisor shall pay to Sub-Advisor and Sub-Advisor agrees to accept as full compensation for all services rendered hereunder, fees at the end of each calendar month equal to a percentage of the average daily net assets of the Sub-Trusts as follows:

Portfolio                               % Per Annum
------------                         ------------------

Bond Debenture Portfolio                 .50 of 1%

Mid-Cap Value Portfolio                  .75 of 1%

Large Cap Research Portfolio             .75 of 1%

Developing Growth Portfolio              .65 of 1%

Lord Abbett Growth and Income Portfolio  .40 of 1%



ANNEX D

MARKED TO SHOW CHANGES
FROM CURRENT SUB-ADVISORY
AGREEMENT; DELETIONS IN
BRACKETS; ADDITIONS
UNDERLINED

SUB-ADVISORY AGREEMENT
This Agreement is made between COVA INVESTMENT ADVISORY CORPORATION, an Illinois corporation, having its principal place of business in Oakbrook Terrace, Illinois (hereinafter referred to as the "Advisor"), MISSISSIPPI VALLEY ADVISORS INC., a Missouri corporation, having its principal place of business in St. Louis, Missouri (hereinafter referred to as the "Sub-Advisor") and COVA SERIES TRUST, a Massachusetts business trust (hereinafter referred to as the "Trust").

WHEREAS, the Trust, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment adviser for and to the Balanced Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio [Small Cap Equity Portfolio], each being a sub-trust of the Trust (referred to individually as a "Sub-Trust" and collectively as the "Sub-Trusts"), pursuant to the terms of an investment advisory agreement dated as of ____________ [May 1, 1997] between the Trust and Advisor ("Investment Advisory Agreement");

WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Sub-Trusts as more fully described below;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment adviser for the Sub-Trusts. Subject to the oversight and review of Advisor and the Board of Trustees of the Trust, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Trusts. Sub-Advisor will determine in its discretion, subject to the oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Trust is required to maintain and will render regular reports to Advisor and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities.

Sub-Advisor, in its supervision of the investments of the Sub-Trusts, will be guided by the Sub-Trusts' investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Declaration of Trust and ByLaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or any Sub-Trust in any way or otherwise be deemed an agent of the Trust or any Sub-Trust.

The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment adviser or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Sub-Trusts, or (ii) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Sub-Trusts are eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Sub-Trusts under this Agreement and provided that all such activities are in conformity with all applicable provisions of the Trust's Registration Statement.

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Trusts by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage, commissions and other charges, if any) purchased for the Sub-Trusts.

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Trust and each Sub-Trust for approval and shall automatically terminate if not approved by a majority of the shares of the Sub-Trust.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty, by a majority of the Board of Trustees of the Trust, by a vote of the majority of the outstanding shares of beneficial interest of any Sub-Trust or by the Sub-Advisor on sixty (60) days written notice to the Advisor.

This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

Notwithstanding any provision of this Agreement, this Agreement may not be cancelled by the Advisor without the approval of a majority of the Board of Trustees of the Trust.

This Agreement shall automatically terminate in the event of its assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Sub-Advisor's Representations. Sub-Advisor represents and warrants that each Sub-Trust will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations, Section 1.817-5, relating to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from the Advisor or Trustees causes non-compliance with Section 817(h) and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

6. Liability. The Sub-Advisor shall not be liable for any error in judgment or of law, or for any loss suffered by the Trust or any Sub-Trust in connection with the matters to which this Agreement relates, except (1) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its obligations and duties or (2) by reason of its reckless disregard of its obligations and duties under this Agreement. Notwithstanding the foregoing, it is agreed that the relative investment performance of the Sub-Trusts shall not constitute a breach by Sub-Advisor of its obligations under this Agreement.

7. Portfolio Transactions Brokerage. Investment decisions for the Sub-Trusts shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Sub-Trusts and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of a Sub-Trust and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Sub-Trust and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Sub-Trust or the size of the position obtained or sold by the Sub-Trust. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Sub-Trusts with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Trusts with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Trusts. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Sub-Trusts and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Trusts to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Trusts which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

10. Registration as an Investment Advisor. Advisor and Sub-Advisor each hereby acknowledges that it is registered as an investment adviser under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

Witness the due execution hereof this ______ day of ___________ [15th day of June, 1997].

Attest:                        COVA INVESTMENT ADVISORY
                               CORPORATION

______________________________ By: ___________________________

Attest:                        MISSISSIPPI VALLEY ADVISORS INC.

______________________________ By: ___________________________

Attest:                        COVA SERIES TRUST

______________________________ By: ___________________________



EXHIBIT A

COVA SERIES TRUST
SUB-ADVISORY COMPENSATION

For all services rendered by Sub-Advisor hereunder, Advisor shall pay to Sub-Advisor and Sub-Advisor agrees to accept as full compensation for all services rendered hereunder, fees accrued daily and paid at the end of each calendar month equal to a percentage of the average daily net assets of the Sub-Trusts as follows:

Portfolio                               % Per Annum
------------                         ------------------

Balanced Portfolio                       .75 of 1%

Equity Income Portfolio                  .75 of 1%

Growth & Income Equity Portfolio         .75 of 1%

[Small Cap Equity Portfolio              .75 of 1%]



ANNEX E

MARKED TO SHOW CHANGES
FROM CURRENT SUB-ADVISORY
AGREEMENT; DELETIONS IN
BRACKETS; ADDITIONS
UNDERLINED


SUB-ADVISORY AGREEMENT
This Agreement is made between COVA INVESTMENT ADVISORY CORPORATION, an Illinois corporation, having its principal place of business in Oakbrook Terrace, Illinois (hereinafter referred to as the "Advisor"), RIGGS BANK N.A., a national banking association, having its principal place of business in Washington, D.C. (hereinafter referred to as the "Sub-Advisor") and COVA SERIES TRUST, a Massachusetts business trust (hereinafter referred to as the "Trust").

WHEREAS, the Trust, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), organized under the laws of Massachusetts as a business trust and a series type of investment company issuing separate classes (or series) of shares, that is registered as such with the Securities and Exchange Commission ("SEC"), has appointed Advisor as investment adviser for and to Riggs Stock Portfolio and Riggs U.S. Government Securities Portfolio (referred to individually as a "Portfolio" and collectively as the "Portfolios"), pursuant to the terms of an investment advisory agreement dated as of _____________________ [May 1, 1996 as amended] between the Trust and Advisor ("Investment Advisory Agreement");

WHEREAS, Advisor is an investment adviser, registered with the SEC under the Investment Advisers Act of 1940 ("Advisers Act");

WHEREAS, Sub-Advisor, which provides investment management services to clients, is a national banking association that is not required to register with the SEC under the Advisers Act;

WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Portfolios as more fully described below;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment adviser for the Portfolios. Subject to the oversight and review of Advisor and the Board of Trustees of the Trust, Sub-Advisor shall manage the investment and reinvestment of the assets of the Portfolios and shall, in the name of the Portfolios, place orders for the execution of the Portfolios' portfolio transactions. Sub-Advisor will maintain records adequately demonstrating Sub-Advisor's compliance with its obligations under this Agreement and will furnish to Advisor and the Trust's Board of Trustees such periodic and special reports as each may reasonably request.

Sub-Advisor, in its supervision of the investments of the Portfolios, will be guided by the Portfolios' investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the SEC, all of which have been provided by Advisor to Sub-Advisor as of the date this Agreement is executed by the parties hereto. Advisor hereby undertakes to provide Sub-Advisor with copies of such Declaration of Trust and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or any Portfolio in any way or otherwise be deemed an agent of the Trust or any Portfolio.

The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment adviser or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Portfolios, or (ii) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Portfolios are eligible to buy) for its or their own accounts or for the accounts of others from whom it or they may be acting; provided, however, that Sub-Advisor agrees that, in performing its obligations under this Agreement, Sub-Advisor will not take any action, which in Sub-Advisor's reasonable judgment, would be adverse to the interests of the Portfolios and Sub-Advisor's activities shall conform with all applicable provisions of the Trust's Registration Statement.

Advisor shall furnish Sub-Advisor, copies of all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to interest holders of the Trust or the public that refer in any way to Sub-Advisor, prior to: (i) filing with the SEC or the National Association of Securities Dealers ("NASD"), and (ii) distribution. Advisor agrees that such material shall not be filed or distributed, if Sub-Advisor reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event this Agreement is terminated, Advisor will continue to furnish to Sub-Advisor copies of any of the above-mentioned materials that refer in any way to Sub-Advisor, in accordance with the provisions hereof.

Sub-Advisor is authorized to honor and act on any written notice, instruction or confirmation given by Advisor, on behalf of the Trust, that is signed by any person authorized by Advisor to provide instructions to Sub-Advisor ("Authorized Person"). The names, addresses and specimen signatures of Authorized Persons will be provided by Advisor to Sub-Advisor from time to time. Sub-Advisor shall not be liable for acting in good faith upon the instructions, confirmation or authority of Authorized Persons, notwithstanding that it shall be subsequently shown that the same was not given or signed or sent by an Authorized Person.

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Portfolios by Sub-Advisor hereunder, a monthly sub-advisory fee based on the value of the average daily net assets of each Portfolio, computed in accordance with the compensation schedule set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage, commissions and other charges, if any) purchased for the Portfolios.

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and other terms and conditions hereof, if such continuation is specifically approved at least annually (a) either (i) by the Trust's Board of Trustees or (ii) a majority of the outstanding voting securities of each Portfolio, as defined in Section 2(a)(42) of the Act; and (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of a party to this Agreement, within the meaning of Section 2(a)(19) of the Act, other than as Trustees of the Trust, by votes cast in person at a meeting specifically called for such purpose.

4. Termination. This Agreement may be terminated with respect to a Portfolio at any time without the payment of any penalty, by a vote of a majority of the Board of Trustees of the Trust, by a vote of the majority of the outstanding shares of beneficial interest of a Portfolio or by Sub-Advisor on sixty (60) days written notice to Advisor.

This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

Notwithstanding any provision of this Agreement, this Agreement may not be canceled by Advisor without the approval of a majority of the Board of Trustees of the Trust.

This Agreement shall automatically terminate in the event of its assignment. Sub-Advisor may employ or contract, at its own costs and expense, with any other person, persons, corporation, or corporations as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Representations. (a) Sub-Advisor represents, warrants, and agrees as follows:
(1) Sub-Advisor (i) is a national bank that is excluded from the definition of an investment adviser, under Section 202(a)(11) of the Advisers Act, and is not required to register with the SEC thereunder; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements or the requirements of any regulatory or industry self-regulatory agency, necessary in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Trust and Advisor of the occurrence of any event that would disqualify Sub-Advisor from serving as an investment adviser for a registered investment company pursuant to Section 9(a) of the Act or otherwise.

(b) Advisor represents, warrants, and agrees as follows: (1) Advisor (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements or the requirements of any regulatory or industry self-regulatory agency, necessary in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Trust and Sub-Advisor of the occurrence of any event that would disqualify Advisor from serving as an investment adviser for an investment company pursuant to Section 9(a) of the Act, or otherwise.

(c) The Trust represents, warrants and agrees as follows: (1) the Trust (i) is an open-end registered management investment company registered under the Securities Act of 1933 and the Act, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or by its Declaration of Trust or By-Laws from entering into this Agreement; (iii) has the authority to enter into this Agreement; and (iv) will immediately notify Advisor and Sub-Advisor in the event that (x) it shall apply to the SEC for an order declaring that it shall cease to be an investment company under the Act,
(y) the Board of Trustees shall determine to terminate a Portfolio by merger, substitution or otherwise, or (z) the SEC commences or initiates any action or proceeding against the Trust for violations of any federal securities law or regulation, or which might have a material adverse effect on the Trust's activities as described in the registration statement pertaining to the Trust filed with the SEC.

6. Compliance with Section 817(h). Sub-Advisor represents and warrants that such Portfolio will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations Section 1.817-5, relating to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from Advisor or Trustees causes non-compliance with Section 817(h) and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

7. Liability. Sub-Advisor shall not be liable to Advisor or the Trust for any act, omission or any error in judgment or of law, or for any loss suffered by the Trust or any Portfolio in connection with the matters to which this Agreement relates, except (1) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Advisor in the performance of its obligations and duties hereunder or (2) by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement. Notwithstanding the foregoing, it is agreed that the investment performance of the Portfolios shall not be used to determine whether there has been a breach by Sub-Advisor of its obligations under this Agreement.

8. Portfolio Transactions Brokerage. Investment decisions for the Portfolios shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Portfolios and such other investment companies and accounts may, however, invest in the same securities as those acquired for the Portfolios. When a purchase or sale of the same security is made at substantially the same time on behalf of a Portfolio and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Portfolio and such other investment company or account. Advisor expressly understands and agrees that in some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold by the Portfolio. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Portfolios with broker-dealers selected by Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, Sub-Advisor will use its best efforts to seek best execution on behalf of the Portfolios. In assessing the best execution available for any transaction, Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolios and/or other accounts over which Sub-Advisor or an affiliate of Sub-Advisor (to the extent permitted by law) exercises investment discretion. Sub-Advisor is authorized to cause the Portfolios to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolios which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

9. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois, except to the extent that federal law governs the transactions contemplated hereby.

Witness the due execution hereof this ________day of ___________________[22nd day of October, 1999].

Attest:                        COVA INVESTMENT ADVISORY
                               CORPORATION

______________________________ By: ___________________________

Attest:                        RIGGS BANK N.A.

______________________________ By: ___________________________

Attest:                        COVA SERIES TRUST

______________________________ By: ___________________________









EXHIBIT A

COVA SERIES TRUST
SUB-ADVISORY COMPENSATION

Advisor shall pay to Sub-Advisor and Sub-Advisor agrees to accept as full compensation for all services rendered hereunder, fees accrued daily and paid 30 days after the end of each calendar month, computed as follows: Portfolio net assets (before advisory fee) x annual advisory fee rate/365 x number of days in period. The daily fee for non-business days (weekends and holidays) is included in the calculation for the next business day.

Portfolio                               % Per Annum
------------                         ------------------

Riggs Stock Portfolio                       .70 of 1%

Riggs U.S. Government Securities Portfolio  .50 of 1%

No Sub-Advisory fees shall be paid under this Agreement until all working capital contributions made by Advisor and/or its affiliates have been withdrawn from the Portfolios and repaid to the contributing party.



                                      PROXY

                               ________ PORTFOLIO
                                       OF
                                COVA SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 23, 1999

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the ______ Portfolio of Cova Series Trust ("Trust") hereby appoints _______________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on December 23, 1999 at the offices of Cova Investment Advisory Corporation, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:


1. To approve a New Investment Advisory Agreement between Cova Investment Advisory Corporation and Cova Series Trust, such New Investment Advisory Agreement to contain the same terms and conditions as the current Investment Advisory Agreement except for the dates of execution, effectiveness and termination.

              FOR (         )     AGAINST (         )   ABSTAIN (          )

2. To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and J. P. Morgan Investment Management Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

              FOR (         )     AGAINST (         )   ABSTAIN (          )

3. To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Lord, Abbett & Co., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

             FOR (         )     AGAINST (         )   ABSTAIN (          )

4. To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Mississippi Valley Advisors Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

            FOR (         )     AGAINST (         )   ABSTAIN (          )

5. To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Riggs Bank N.A., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

           FOR (         )     AGAINST (         )   ABSTAIN (          )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1999

                        Cova ______________ Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

___________ PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


-----------------------------------




[NAME OF PORTFOLIO]


            INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                COVA SERIES TRUST TO BE HELD ON DECEMBER 23, 1999
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                    COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the above-referenced Portfolio of COVA SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on December 23, 1999, at the offices of Cova Investment Advisory Corporation, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644 and at any adjournment thereof, as indicated on the reverse side.

   RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-697-7836
                    CONTROL NUMBER: 999 9999 9999 999


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this proxy. Please sign, date and return.

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Signature (if held jointly)

                                            ------------------------------------
                                            Date

                       (Please see reverse side)

INSTRUCTIONS  SOLICITED  ON BEHALF OF COVA  FINANCIAL  SERVICES  LIFE  INSURANCE
COMPANY

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate boxes below.




Mark [ ] To Vote FOR ALL Proposals.  (No other vote is necessary.)

1.  To approve a New Investment Advisory Agreement between Cova
Investment Advisory Corporation and Cova Series Trust.

Mark [ ] To Vote All FOR; or [ ] To Vote All AGAINST; or [ ] To
Abstain Vote For All; or Vote Separately By Portfolio Below.

                            FOR      AGAINST      ABSTAIN

JPMIM INT'L EQUITY          [ ]       [ ]           [ ]
JPMIM LRG CAP STOCK         [ ]       [ ]           [ ]
JPMIM QLTY BOND             [ ]       [ ]           [ ]
JPMIM SLCT EQTY             [ ]       [ ]           [ ]
JPMIM SM CAP STK            [ ]       [ ]           [ ]
LA BOND DEBNTR              [ ]       [ ]           [ ]
LA DEVLP GRWTH              [ ]       [ ]           [ ]
LA GRWTH & INCM             [ ]       [ ]           [ ]
LA LRG CAP RSRCH            [ ]       [ ]           [ ]
LA MID CAP VALUE            [ ]       [ ]           [ ]
MVA BALANCED                [ ]       [ ]           [ ]
MVA EQUITY INCM             [ ]       [ ]           [ ]
MVA GRWTH & INCM            [ ]       [ ]           [ ]
RIGGS US GOV'T SEC          [ ]       [ ]           [ ]
RIGGS STOCK                 [ ]       [ ]           [ ]

2.  To approve a New Sub-Advisory Agreement among Cova Investment
Advisory Corporation, Cova Series Trust and J.P. Morgan Investment
Management Inc.

Mark [ ] To Vote All FOR; or [ ] To Vote All AGAINST; or [ ] To
Abstain Vote For All; or Vote Separately By Portfolio Below.

                            FOR      AGAINST      ABSTAIN

JPMIM INT'L EQUITY          [ ]       [ ]           [ ]
JPMIM LRG CAP STOCK         [ ]       [ ]           [ ]
JPMIM QLTY BOND             [ ]       [ ]           [ ]
JPMIM SLCT EQTY             [ ]       [ ]           [ ]
JPMIM SM CAP STK            [ ]       [ ]           [ ]

3.  To approve a New Sub-Advisory Agreement among Cova Investment
Advisory Corporation, Cova Series Trust and Lord, Abbett & Co.

Mark [ ] To Vote All FOR; or [ ] To Vote All AGAINST; or [ ] To
Abstain Vote For All; or Vote Separately By Portfolio Below.

                            FOR      AGAINST      ABSTAIN


LA BOND DEBNTR              [ ]       [ ]           [ ]
LA DEVLP GRWTH              [ ]       [ ]           [ ]
LA GRWTH & INCM             [ ]       [ ]           [ ]
LA LRG CAP RSRCH            [ ]       [ ]           [ ]
LA MID CAP VALUE            [ ]       [ ]           [ ]

4.  To approve a New Sub-Advisory Agreement among Cova Investment
Advisory Corporation, Cova Series Trust and Mississippi Valley
Advisors Inc.

Mark [ ] To Vote All FOR; or [ ] To Vote All AGAINST; or [ ] To
Abstain Vote For All; or Vote Separately By Portfolio Below.

                            FOR      AGAINST      ABSTAIN

MVA BALANCED                [ ]       [ ]           [ ]
MVA EQUITY INCM             [ ]       [ ]           [ ]
MVA GRWTH & INCM            [ ]       [ ]           [ ]

5.  To approve a New Sub-Advisory Agreement among Cova Investment
Advisory Corporation, Cova Series Trust and Riggs Bank N.A.

Mark [ ] To Vote All FOR; or [ ] To Vote All AGAINST; or [ ] To
Abstain Vote For All; or Vote Separately By Portfolio Below.

                            FOR      AGAINST      ABSTAIN

RIGGS US GOV'T SEC          [ ]       [ ]           [ ]
RIGGS STOCK                 [ ]       [ ]           [ ]

            IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE
                                 BEFORE MAILING.